Exhibit 10.1

EXECUTION VERSION

AMENDMENT AGREEMENT

AMENDMENT AGREEMENT, dated as of October 31, 2016 (this “Agreement”), among CommScope, Inc. (“Borrower”), CommScope Holding Company, Inc. (“Holdings”), the subsidiary guarantors listed on the signature pages hereto (the “Subsidiary Guarantors,” and together with Holdings, the “Guarantors”), the lenders party hereto and JPMorgan Chase Bank, N.A., as administrative agent and collateral agent for the Lenders (in such capacity, the “Administrative Agent”), JPMorgan Chase Bank, N.A. (in such capacity, “JPMorgan”) and Merrill Lynch, Pierce, Fenner & Smith Incorporated acted as joint lead arrangers and joint bookrunners (collectively, in such capacities, the “Arrangers”) in respect of this Agreement.

W I T N E S S E T H:

WHEREAS, Borrower, the Guarantors listed on the signature pages thereto, the several lenders from time to time party thereto (the “Original Lenders”), JPMorgan Chase Bank, N.A., as Administrative Agent and Collateral Agent are parties to that certain credit agreement dated as of January 14, 2011, (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Original Credit Agreement”), pursuant to which the Original Lenders made certain loans and other extensions of credit to Borrower;

WHEREAS, the Obligations (as defined in the Original Credit Agreement, hereinafter the “Original Obligations”) of Borrower and the other Loan Parties under the Original Credit Agreement and the other Loan Documents (as defined in the Original Credit Agreement, hereinafter the “Loan Documents”) are secured by certain collateral (hereinafter the “Original Collateral”) and are guaranteed or otherwise benefited by the Loan Documents;

WHEREAS, the parties hereto wish to amend the Original Credit Agreement to effect the amendments described herein, including the repricing of the Tranche 5 Term Loans (as defined in the Original Credit Agreement) outstanding immediately prior to the date hereof (the “Original Tranche 5 Term Loans”), so that such amended Original Tranche 5 Term Loans (the “Tranche 5 Term Loans”) have identical terms with, and the same rights and obligations under the Loan Documents as and are in the same aggregate principal amount as, the Original Tranche 5 Term Loans, except as such terms are amended as set forth herein;

WHEREAS, such repricing will be in the form of the following: (x) each Original Lender holding a Tranche 5 Term Loan (an “Original Tranche 5 Lender”) who so consents pursuant to the execution and delivery of this Agreement (a “Consenting Tranche 5 Lender”) shall be deemed, upon effectiveness of this Agreement, to have consented to the terms of this Agreement, including the conversion by amendment of all of its Original Tranche 5 Term Loans into Tranche 5 Term Loans, in the same aggregate principal amount as such Original Tranche 5 Lender’s Original Tranche 5 Term Loans, and such Original Tranche 5 Lender shall continue as a Tranche 5 Lender under the Amended Credit Agreement (in each case, subject to reduction in allocation by JPMorgan) and (y) each Person who executes and delivers this Agreement as an Additional Tranche 5 Lender will make Tranche 5 Term Loans under the Amended Credit Agreement on the effective date of this Agreement to Borrower, the proceeds of which will be used by Borrower to repay in full the outstanding principal amount of Original Tranche 5 Term Loans of the Non-Converting Original Tranche 5 Lenders (as defined below);

WHEREAS, Borrower shall pay to each Original Tranche 5 Lender all accrued and unpaid interest on its Original Tranche 5 Term Loans to, but not including, the date of effectiveness of this Agreement on such date of effectiveness;

WHEREAS, the parties hereto intend that (a) the Original Obligations that remain unpaid and outstanding as of the Amendment Date (as defined below) shall continue to exist under the Amended Credit Agreement on the terms set forth therein and (b) the Original Collateral and the Loan Documents shall continue (in accordance with their terms) to secure, guarantee, support and otherwise benefit, as applicable, the Original Obligations (as modified by this Agreement) as well as the other Obligations of Borrower and the other Loan Parties under the Amended Credit Agreement (including, without limitation, Obligations in respect of the Tranche 5 Term Loans) and the other Loan Documents;

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged), the parties hereto hereby agree as follows:

SECTION 1. (a) Certain Definitions. The following terms when used in this Agreement shall have the following meanings (such meanings to be equally applicable to the singular and plural form thereof):

“Additional Tranche 5 Lender” means a Person with an Additional Tranche 5 Term Loan Commitment to make Tranche 5 Term Loans to Borrower on the Amendment Date. For the avoidance of doubt, an Additional Tranche 5 Lender may be an Original Tranche 5 Lender.

“Additional Tranche 5 Term Loan Commitment” means, with respect to an Additional Tranche 5 Lender, the commitment of such Additional Tranche 5 Lender to make Tranche 5 Term Loans on the Amendment Date, in the amount set forth on the signature page to this Agreement of such Additional Tranche 5 Lender or as otherwise indicated in writing to the Administrative Agent. The aggregate amount of the Additional Tranche 5 Term Loan Commitments shall equal the outstanding principal amount of Original Tranche 5 Term Loans of Non-Converting Original Tranche 5 Lenders plus the outstanding principal amount of any Original Tranche 5 Term Loans of a Consenting Tranche 5 Term Lender that represent amounts that have been allocated down by JPMorgan.

“Amended Credit Agreement” is defined in Section 3 hereof.

“Amendment Date” is defined in Section 4 hereof.

“Non-Converting Original Tranche 5 Lender” means each Original Tranche 5 Lender that has not executed and delivered a counterpart of this Agreement on or prior to the Amendment Date.

“Tranche 5 Lender” means, collectively, (i) each Original Tranche 5 Lender that agrees to convert by amendment its Original Tranche 5 Term Loans into Tranche 5 Term Loans pursuant to the execution and delivery of this Agreement on or prior to the Amendment Date and (ii) each Additional Tranche 5 Lender.

“Tranche 5 Term Loan” means (x) the Original Tranche 5 Term Loans of a Consenting Tranche 5 Lender immediately after giving effect to the amendment thereof pursuant to this Agreement and (y) a Loan made pursuant to Section 2.01(d)(y) of the Amended Credit Agreement on the Amendment Date.

“Tranche 5 Term Loan Commitment” means, with respect to an Original Tranche 5 Lender, the agreement of such Original Tranche 5 Lender to convert by amendment Original Tranche 5 Term Loans into an equal aggregate principal amount of Tranche 5 Term Loans on the Amendment Date under the Amended Credit Agreement (subject to reduction in allocation by JPMorgan), as evidenced by such Original Tranche 5 Lender executing and delivering this Agreement. Such Original Tranche 5 Lender’s Tranche 5 Term Loan Commitments shall not exceed 100% of the aggregate principal amount of such Original Tranche 5 Lender’s existing Original Tranche 5 Term Loans.

(b) Other Definitions. Unless otherwise defined or the context otherwise requires, terms for which meanings are provided in the Amended Credit Agreement shall have such meanings when used in this Agreement.

SECTION 2. Conversion of Original Tranche 5 Term Loans

(a) Subject to and upon the terms and conditions herein and of the Amended Credit Agreement, each Original Tranche 5 Lender with a Tranche 5 Term Loan Commitment severally agrees to convert by amendment its Original Tranche 5 Term Loans in an aggregate principal amount of such Original Lender’s Tranche 5 Term Loan Commitment into a like outstanding principal amount of Tranche 5 Term Loans on the Amendment Date (subject to reduction in allocation by JPMorgan).

(b) Subject to and upon the terms and conditions herein and of the Amended Credit Agreement, each Additional Tranche 5 Lender severally agrees to make Tranche 5 Term Loans to Borrower on the Amendment Date in a principal amount not to exceed its Additional Tranche 5 Term Loan Commitment. Borrower shall prepay on the Amendment Date all Original Tranche 5 Term Loans of Non-Converting Original Lenders and any Original Tranche 5 Term Loans of a Consenting Tranche 5 Term Lender that represent amounts that have been allocated down by JPMorgan) with the gross proceeds of such Tranche 5 Term Loans.

(c) Borrower shall pay all accrued and unpaid interest on the Original Tranche 5 Term Loans to the Original Tranche 5 Lenders to, but not including, the date of repayment thereof, such payment to be made on such date of repayment and, solely in the case of Non-Converting Original Lenders or Consenting Tranche 5 Term Lenders that have their Original Tranche 5 Term Loans repaid due to allocation down by JPMorgan, shall include any breakage loss or expense under Section 3.05 of the Original Credit Agreement. The Amendment Date shall be deemed the first day of a new Interest Period under the Amended Credit Agreement with respect to the Tranche 5 Term Loans made on the Amendment Date.

(d) For avoidance of doubt, holders of the Tranche 5 Term Loans shall be entitled to the same guarantees and security interests pursuant to the Loan Documents from and after the Amendment Date as the benefits to which the holders of Original Tranche 5 Term Loans had been entitled immediately prior to the Amendment Date.

(e) The Tranche 5 Term Loans (whether consisting of Additional Tranche 5 Term Loans or Original Tranche 5 Term Loans amended by the terms of this Amendment) will constitute one class of Term Loans on the terms set forth in Annex I hereto.

(f) Borrower hereby consents to each Additional Tranche 5 Lender signatory hereto that is not also an Original Tranche 5 Lender becoming a Lender under the Amended Credit Agreement.

(g) Immediately after giving effect to this Agreement, the aggregate principal amount of each Lender’s Tranche 5 Term Loans is set forth on Annex II hereto.

SECTION 3. Amendment of Original Credit Agreement

On the Amendment Date, the Original Credit Agreement shall be, and is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in Annex I hereto (as set forth in such Annex I, the “Amended Credit Agreement”), and as so amended is hereby ratified, approved and confirmed in each and every respect by all parties hereto. The rights and obligations of the parties to the Original Credit Agreement with respect to the period prior to the Amendment Date shall not be affected by such amendment.

SECTION 4. Conditions Precedent to the Effectiveness of this Amendment

This Agreement shall become effective as of the date (the “Amendment Date”) of the satisfaction or waiver of each of the conditions precedent set forth in this Section 4 hereof.

(a) Executed Counterparts. The Administrative Agent shall have received this Agreement, duly executed by (A) each Original Tranche 5 Lender, or in lieu of one or more Original Tranche 5 Lenders, one or more Additional Tranche 5 Lenders and (B) each of the other parties hereto.

(b) Interest. Borrower shall have paid in cash, substantially simultaneously with the making of Additional Tranche 5 Term Loans and the conversion by amendment of Original Tranche 5 Term Loans, to the Administrative Agent for the account of all Original Tranche 5 Lenders all accrued and unpaid interest on the Original Tranche 5 Term Loans, in each case, to, but not including, the Amendment Date.

(c) Corporate and Other Proceedings. The Administrative Agent shall have received a copy of the resolutions, in form and substance reasonably satisfactory to the Administrative Agent, of the Board of Directors of each Loan Party authorizing (a) the execution, delivery and performance of this Agreement and the Amended Credit Agreement (and any agreements relating thereto) and (b) in the case of Borrower, the extensions of credit contemplated hereunder and under the Amended Credit Agreement.

(d) No Default or Event of Default. After giving effect to this Agreement, no Default or Event of Default shall have occurred and be continuing, either on the date hereof under the Original Credit Agreement or on the Amendment Date under the Amended Credit Agreement.

(e) Certificates. The Administrative Agent shall have received (i) such documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of each Loan Party and any other legal matters relating to the Loan Parties or the Loan Documents all in form and substance reasonably satisfactory to the Administrative Agent and its counsel and (ii) an officer’s certificate of Borrower, dated the Amendment Date, confirming compliance with the conditions set forth in this Section 4.

(f) Opinions of Counsel. The Administrative Agent shall have received a legal opinion, in form and substance reasonably satisfactory to the Administrative Agent, from Latham & Watkins LLP, counsel to the Loan Parties.

(g) Representations and Warranties. On the Amendment Date, (x) the representations and warranties made by Borrower in Section 5 hereof, as they relate to the Loan Parties at such time (except to the extent such representations and warranties refer to an earlier date), shall be true and correct in all material respects and (y) the representations and warranties of the Borrower and each other Loan Party contained in Article V of the Amended Credit Agreement or any other Loan Document shall be true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality) on and as of the Amendment Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality) as of such earlier date.

(h) Fees. The Arrangers shall have received the fees required to be paid on the Amendment Date, including those separately agreed among the Borrower and the Arrangers, and all expenses (including the reasonable fees, disbursements and other charges of Simpson Thacher & Bartlett LLP, counsel for the Arrangers) for which invoices have been presented on or prior to the Amendment Date. Additionally, the Administrative Agent, for the account of each Tranche 5 Lender immediately after giving effect to the Amendment Date, shall have received an upfront fee equal to 0.25% of the aggregate principal amount of such Tranche 5 Lender’s Tranche 5 Loans immediately after giving effect to the Amendment Date, which such upfront fee may take the form of original issue discount at the discretion of the Arrangers.

(i) Mortgage Property. The Borrower shall have provided Life of Loan flood hazard determinations (together with a notice about special flood hazard area status and flood disaster assistance duly executed by the applicable Loan Party) with respect to each Mortgaged Property. If any portion of any Mortgaged Property is located in an area identified by the Federal Emergency Management Agency (or any successor agency) as a Special Flood Hazard Area with respect to which flood insurance has been made available under the National Flood Insurance Act of 1968 (as now or hereafter in effect or successor act thereto), then the Borrower shall (i) maintain, or cause to be maintained, with a financially sound and reputable insurer, flood insurance in an amount and otherwise sufficient to comply with all applicable rules and regulations promulgated pursuant to the Flood Insurance Laws and (ii) deliver to the Collateral Agent evidence of such compliance in form and substance reasonably acceptable to the Collateral Agent.

SECTION 5. Representations and Warranties

(a) On and as of the Amendment Date, after giving effect to this Agreement, Borrower hereby represents and warrants to the Administrative Agent and each Lender that this Agreement has been duly authorized, executed and delivered by Borrower and each Guarantor and constitutes the legal, valid and binding obligations of Borrower and each Guarantor enforceable against Borrower and each Guarantor in accordance with its terms and the Amended Credit Agreement and constitutes the legal, valid and binding obligation of Borrower and each Guarantor enforceable against Borrower and each Guarantor in accordance with its terms, except as the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting creditors’ rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

(b) On the Amendment Date, the Loan Parties, together with their Restricted Subsidiaries on a consolidated basis, are Solvent.

SECTION 6. No Other Amendments; References to the Credit Agreement

Other than as specifically provided herein or in the Amended Credit Agreement, this Agreement shall not operate as a waiver or amendment of any right, power or privilege of the Lenders under (and as defined in) the Original Credit Agreement or any other Loan Document (as such term is defined in the Original Credit Agreement) or of any other term or condition of the Original Credit Agreement or any other Loan Document (as such term is defined in the Original Credit Agreement) nor shall the entering into of this Agreement preclude the Lenders from refusing to enter into any further waivers or amendments with respect to the Amended Credit Agreement. All references to the Original Credit Agreement in any document, instrument, agreement, or writing that is a Loan Document shall from and after the Amendment Date be deemed to refer to the Amended Credit Agreement, and, as used in the Amended Credit Agreement, the terms “Agreement,” “herein,” “hereafter,” “hereunder,” “hereto” and words of similar import shall mean, from and after the Amendment Date, the Amended Credit Agreement.

SECTION 7. Headings

The various headings of this Agreement are inserted for convenience only and shall not affect the meaning or interpretation of this Agreement or any provisions hereof.

SECTION 8. Execution in Counterparts

This Agreement may be executed by one or more of the parties hereto on any number of separate counterparts and all of said counterparts together shall be deemed to constitute one and the same instrument. A counterpart hereof or a signature page hereto delivered by facsimile or electronic transmission (such as a .pdf file) shall be effective as delivery of a manually signed, original counterpart hereof.

SECTION 9. Cross-References

References in this Agreement to any Section are, unless otherwise specified or otherwise required by the context, to such Section of this Agreement.

SECTION 10. Governing Law

THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

SECTION 11. Loan Party Acknowledgments

(a) Each Loan Party hereby (i) expressly acknowledges the terms of the Amended Credit Agreement, (ii) ratifies and affirms its obligations under the Loan Documents (including guarantees and security agreements) executed by the undersigned, (iii) acknowledges, renews and extends its continued liability under all such Loan Documents and agrees such Loan Documents remain in full force and effect and (iv) agrees that each Collateral Document secures all Obligations of the Guarantors in accordance with the terms thereof.

(b) Each Loan Party hereby reaffirms, as of the Amendment Date, (i) the covenants and agreements contained in each Loan Document to which it is a party, including, in each case, such covenants and agreements as in effect immediately after giving effect to this Agreement and the transactions contemplated thereby, and (ii) its guarantee of payment of the Obligations pursuant to the Guarantee and its grant of Liens on the Collateral to secure the Obligations.

(c) Each Loan Party hereby certifies that, as of the date hereof (both before and after giving effect to the occurrence of the Amendment Date and the effectiveness of the Amended Credit Agreement), the representations and warranties made by it contained in the Loan Documents to which it is a party are true and correct in all material respects with the same effect as if made on the date hereof, except to the extent any such representation or warranty refers or pertains solely to a date prior to the date hereof (in which case such representation and warranty was true and correct in all material respects as of such earlier date).

(d) Each Loan Party further confirms that each Loan Document to which it is a party is and shall continue to be in full force and effect and the same are hereby ratified and confirmed in all respects.

(e) Each Loan Party hereby acknowledges and agrees that the acceptance by the Administrative Agents, each Lender and each other Agent of this document shall not be construed in any manner to establish any course of dealing on any Agent’s or Lender’s part, including the providing of any notice or the requesting of any acknowledgment not otherwise expressly provided for in any Loan Document with respect to any future amendment, waiver, supplement or other modification to any Loan Document or any arrangement contemplated by any Loan Document.

SECTION 12. Post-Closing Collateral Matters

Within 90 days of the Amendment Date (or such later date as the Collateral Agent shall agree), the Borrower shall have delivered such documents and other items with respect to the each Mortgage encumbering Mortgaged Property as reasonably requested by the Collateral Agent.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers and general partners thereunto duly authorized, as of the date first written above.

COMMSCOPE, INC.

By:	/s/ Mark A. Olson
	Name:	Mark A. Olson
	Title:	Executive Vice President and Chief Financial Officer

COMMSCOPE HOLDING COMPANY, INC.

By:	/s/ Mark A. Olson
	Name:	Mark A. Olson
	Title:	Executive Vice President and Chief Financial Officer

COMMSCOPE CONNECTIVITY LLC
COMMSCOPE DSL SYSTEMS LLC
COMMSCOPE CONNECTIVITY SOLUTIONS LLC

By:	/s/ Frank B. Wyatt, II
	Name:	Frank B. Wyatt, II
	Title:	Senior Vice President and Secretary

COMMSCOPE INC. OF NORTH CAROLINA
COMMSCOPE TECHNOLOGIES LLC
COMMSCOPE SOLUTIONS MANUFACTURING LLC
VEXTRA TECHNOLOGIES, LLC
CABLE TRANSPORT, INC.
ANDREW SYSTEMS INC.
ALLEN TELECOM LLC
REDWOOD SYSTEMS, INC.

By:	/s/ Frank B. Wyatt, II
	Name:	Frank B. Wyatt, II
	Title:	Senior Vice President and Secretary

JPMORGAN CHASE BANK, N.A.,

as Administrative Agent

By:	/s/ Tina Ruyter
Name: Tina Ruyter
Title: Executive Director

The undersigned Original Tranche 5 Lender hereby irrevocably and unconditionally approves the Amendment and consents to the conversion by amendment of 100% of the outstanding principal amount of the Original Tranche 5 Term Loans held by such Lender into Tranche 5 Term Loans (it being understood that the principal amount of such Original Tranche 5 Term Loans accepted to be so converted is subject to allocation as set forth in the Agreement, with any such amounts not accepted subject to repayment as set forth in the Agreement).

Aggregate principal amount of Original Tranche 5 Term Loans held as of the date this signature is submitted:

$

Executing as a Consenting Tranche 5 Lender and as an Original Tranche 5 Lender (type name of the legal entity):

By:
Name:
Title:

[If a second signature is necessary:

By:
Name:
Title:]

Additional Tranche 5 Term Loan

Commitment: $

,
as an Additional Tranche 5 Lender

By:
Name:
Title: